Exhibit 99.5

Marriott International, Inc. IMPORTANT SPECIAL MEETING INFORMATION Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., EST, on _________, 2016. Vote by Internet • Go to www.envisionreports.com/MAR • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas. Special Meeting Proxy Card qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + A Proposals — The Board of Directors recommends a vote FOR each proposal. For Against Abstain For Against Abstain 1. To approve the issuance of shares of Marriott common stock to 2. To adjourn the Marriott special meeting, if necessary or Starwood stockholders under the Agreement and Plan of appropriate, to solicit additional proxies. Merger, dated as of November 15, 2015, by and among Marriott, Starwood and certain of their affiliates. Note: In their discretion, the Proxies are authorized to vote on such other business as may properly come before the Marriott special meeting or any adjournment or postponement thereof. B Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UPX + 028WUF

qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — Marriott International, Inc. + THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MARRIOTT INTERNATIONAL, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S), OR IF NO DIRECTION IS INDICATED, “FOR” PROPOSALS 1 AND 2. IT WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTER THAT IS PROPERLY PRESENTED. The undersigned acknowledge(s) receipt of a Notice of Special Meeting of Stockholders and the accompanying Proxy Statement. The undersigned further hereby appoint(s) J.W. Marriott, Jr. and Arne M. Sorenson, each of them, with power to act without the other and with full power of substitution in each, as proxies and attorneys-in-fact (the “Proxies”) and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Marriott International, Inc. (“Marriott”) Class A Common Stock (“common stock”) which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Special Meeting of Marriott Stockholders (the “Meeting”) to be held on _________, 2016 or any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting. All previous proxies are hereby revoked. If the undersigned has voting rights with respect to shares of Marriott common stock under Marriott’s 401(k) Plan, the undersigned hereby direct(s) the trustee of the 401(k) Plan to vote shares equal to the number of share equivalents allocated to the undersigned’s accounts under the 401(k) Plan in accordance with the instructions given herein. The trustee will vote shares for which it does not receive instructions by 11:59 p.m. Eastern Time, ____, 2016, in the same proportion as the shares for which it received valid instructions from other participants in the 401(k) Plan. (Continued and to be marked, dated and signed, on the other side) C Non-Voting Items (Optional) Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Meeting. IF VOTING BY MAIL, YOU MUST COMPLETE SECTION B ON THE REVERSE SIDE OF THIS CARD. +